UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 12, 2013

CULLEN/FROST BANKERS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 West Houston Street, San Antonio, Texas	78205
(Address of Principal Executive Offices)	(Zip Code)

(210) 220-4011

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.03. Material Modification to Rights of Security Holders.

On February 15, 2013, Cullen/Frost Bankers, Inc. (the “Company”) issued and sold 6,000,000 shares of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 and liquidation preference $25 per share (“Series A Preferred Stock”). Under the terms of the Series A Preferred Stock, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any securities of the Company that rank junior to the Series A Preferred Stock is subject to certain restrictions in the event that the Company does not declare and pay dividends on the Series A Preferred Stock for the most recent dividend period. The terms of the Series A Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations, filed with the Office of the Secretary of State of the State of Texas on February 13, 2013 (the “Certificate of Designations”), a copy of which is filed as Exhibit 3.3 to the Company’s Registration Statement on Form 8-A filed on February 15, 2013 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

The Certificate of Designations establishes the preferences, limitations and relative rights of the Series A Preferred Stock. The Certificate of Designations became effective upon filing, and a copy of the Certificate of Designations is filed as Exhibit 3.3 to the Company’s Registration Statement on Form 8-A filed on February 15, 2013 and is incorporated herein by reference.

Item 8.01. Other Events

On February 12, 2013, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the several underwriters listed therein, relating to the public offering of the Series A Preferred Stock. A copy of the Underwriting Agreement is being filed as Exhibit 1.1 hereto and is incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing the Underwriting Agreement as an exhibit to the Company’s registration statement on Form S-3 (File No. 333-186335) (the “Registration Statement”) and such exhibit is incorporated herein by reference to the Registration Statement.

A copy of the opinion of Stanley E. McCormick, Jr., Executive Vice President, Corporate Counsel and Secretary of the Company, is attached as Exhibit 5.1 to this Current Report on Form 8-K. Exhibits 3.1, 5.1 and 23.1 to this Current Report on Form 8-K are incorporated herein by reference to the Registration Statement.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 12, 2013, by and among Cullen/Frost Bankers, Inc., Morgan Stanley & Co. LLC, Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the several underwriters listed therein.

3.1	Certificate of Designations of Cullen/Frost Bankers, Inc., filed with the Office of the Secretary of State of the State of Texas and effective February 13, 2013 (filed as Exhibit 3.3 to the Company’s Form 8-A filed on February 15, 2013 and incorporated by reference herein).

5.1	Opinion of Stanley E. McCormick, Jr.

23.1	Consent of Stanley E. McCormick, Jr. (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

Date: February 15, 2013	By:	/s/ Phillip D. Green
Name: Phillip D. Green
Title: Group Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated February 12, 2013, by and among Cullen/Frost Bankers, Inc., Morgan Stanley & Co. LLC, Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the several underwriters listed therein.	Filed herewith.

3.1	Certificate of Designations of Cullen/Frost Bankers, Inc., filed with the Secretary of State of the State of Texas and effective February 13, 2013 (filed as Exhibit 3.3 to the Company’s Form 8-A filed on February 15, 2013 and incorporated by reference herein).	Filed as Exhibit 3.3 to the Company’s Form 8-A filed on February 15, 2013 and incorporated by reference herein.

5.1	Opinion of Stanley E. McCormick, Jr.	Filed herewith.

23.1	Consent of Stanley E. McCormick, Jr. (included in Exhibit 5.1).	Filed herewith.